UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 7, 2007

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)

Registrant’s telephone number including area code: 314-996-0900

13900 Riverport Drive, Maryland Heights, MO  63043
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2007, Express Scripts, Inc. (the "Company") executed and entered into Amendment No. 1 and Consent No. 1 to Credit Agreement (the "Amendment ") with Credit Suisse, as administrative agent, and the lenders named therein. The Amendment modifies the Company's Credit Agreement, dated as of October 14, 2005 (the "Credit Agreement"), with Credit Suisse, as administrative agent, Citigroup Global Markets Inc., as syndication agent, Bank of Nova Scotia, Calyon New York Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc, Sun Trust and Union Bank of California, as co-documentation agents and the lenders named therein.

The Amendment provides for an $800,000 delayed-draw term loan with an October 2010 maturity date. This loan is in addition to the five-year term loan facility of $1,600,000,000 and five-year revolving credit facility of $600,000,000 originally provided for under the Credit Agreement. The obligations under the Amendment and the Credit Agreement are unsecured and are guaranteed by a substantial portion of the domestic subsidiaries of the Company.

The Credit Agreement, as amended by the Amendment, contains customary events of default and covenants, including, among other things, covenants that restrict the ability of the Company and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, and engage in mergers or consolidations, and certain restrictive financial covenants.

If an event of default under the Credit Agreement, as amended, shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

The description of the Amendment is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) The following Exhibits are furnished as part of this report on Form 8-K:

         Exhibit 10.1
                 Amendment No. 1 and Consent No. 1 to Credit Agreement, dated as of May 7, 2007, among Express Scripts, Inc., Credit Suisse, as administrative agent, and the lenders named therein.

       Exhibit 10.2
         Credit Agreement, dated as of October 14, 2005, among Express Scripts, Inc., Credit Suisse, as administrative agent, Citigroup Global Markets Inc., as syndication agent, Bank of Nova Scotia, Calyon New York Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc, Sun Trust and Union Bank of California, as co-documentation agents and the lenders named therein, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed October 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
Date: May 11, 2007	By: /s/ George Paz George Paz President, Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 and Consent No. 1 to Credit Agreement, dated as of May 7, 2007, among Express Scripts, Inc., Credit Suisse, as administrative agent, and the lenders named therein.
10.2
Credit Agreement, dated as of October 14, 2005, among Express Scripts, Inc., Credit Suisse, as administrative agent, Citigroup Global Markets Inc., as syndication agent, Bank of Nova Scotia, Calyon New York Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc, Sun Trust and Union Bank of California, as co-documentation agents and the lenders named therein, incorporated by reference to the Company's Current Report on Form 8-K filed October 14, 2005.